UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard®Wellington Fund

November 30, 2004

CONTENTS

1	LETTER FROM THE CHAIRMAN

6	REPORT FROM THE ADVISOR

9	FUND PROFILE

11	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARY

15	YOUR FUND'S AFTER-TAX RETURNS

16	ABOUT YOUR FUND'S EXPENSES

18	FINANCIAL STATEMENTS

35	ADVANTAGES OF VANGUARD.COM

       SUMMARY

•	The Investor Shares of Vanguard Wellington Fund returned 13.4% during the fiscal year ended November 30, 2004, well ahead of its comparative measures.

•	Stocks rallied at the beginning and end of the period, with gains most pronounced among energy-related stocks. Bonds provided solid returns.

•	Wellington benefited from large exposures to companies producing and marketing oil, energy, and commodities. The advisor stepped carefully through a technology minefield, selecting some of the sector's best performers.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

A market preference for large-capitalization value stocks—those considered “cheap” relative to company earnings, book value, and other measures—benefited Vanguard Wellington Fund during the fiscal year ended November 30, 2004. The fund’s Investor Shares returned 13.4%, putting the fund well ahead of its index benchmark and average peer, both of which are less focused on value stocks. Wellington’s Admiral Shares gained 13.6%.

The fund’s emphasis on reasonably valued dividend-paying stocks led to heavy concentrations in financial services and in companies producing and distributing oil, energy, and basic commodities (such as paper, metals, and chemicals). All of these sectors performed well during the fund’s fiscal year. Together, the fund’s income-oriented stocks and its bond holdings produced income yields of 2.5% for Investor Shares and 2.7% for Admiral Shares as of November 30.

2004 Total Returns	Fiscal Year Ended November 30
Vanguard Wellington Fund
Investor Shares	13.4%
Admiral Shares	13.6
Wellington Composite Index*	9.9
Average Balanced Fund**	8.8

*Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
**Derived from data provided by Lipper Inc.

The table above shows total returns (capital change plus reinvested distributions) for the Wellington Fund and its main comparative measures, the average balanced fund and a composite index of large-capitalization stocks and investment-grade bonds.

Details about the fund’s changes in net asset value and per-share distributions during the period appear on page 5. If you hold the Wellington Fund in a taxable account, you may wish to review our report on after-tax returns on page 15.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the fiscal year, more than offsetting a general decline in the middle. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 13.6% for the full 12 months.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-cap stocks outpaced large-caps, and value stocks outperformed their growth counterparts.

Markets overseas, particularly emerging markets, well outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Market Barometer		Average Annual Total Returns Periods Ended November 30, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
	Russell 2000 Index (Small-caps)	17.3	12.6	8.3
	Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	25.2	12.5	1.0

Bonds	Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.1	5.7	6.8
	Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

CPI	Consumer Price Index	3.5%	2.5%	2.6%

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points

(0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. Such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

SOARING OIL PRICES FUELED STOCK GAINS FOR THE FUND

Investors drove energy-related stocks higher during the fund’s fiscal year, as increasing global demand and constraints on production led to tight inventories—and higher prices. Your fund’s investment advisor, Wellington Management Company, held overweighted positions in the three sectors that benefited from this sentiment—integrated oils, “other energy,” and utilities. While these three sectors made up 24% of the fund’s stock assets on average during the period, returns from the three accounted for 43% of the stock portfolio’s return. Seven of the fund’s top ten performers came from these sectors, including BP, Total, and ChevronTexaco.

Overall, Wellington Fund’s stock holdings, which accounted for roughly 65% of its assets, returned 18.9% for the fiscal year—ahead of the 12.9% return of the Standard & Poor’s 500 Index, and in sync with the 19.0% return of the value stocks within the S&P 500.

The fund also succeeded in some unlikely places, such as the volatile technology sector. Although its weighting in the sector was modest, the fund’s tech holdings earned excellent returns. For example, the fund held a large weighting in Apple Computer stock, which soared 220.7% during the fiscal year, largely on the popularity of the iPod products.

Another bright spot was the auto & transportation sector, where holdings included the strongly performing railroads Canadian National Railway and Norfolk Southern.

The fund’s weakest sector was health care. Wellington Fund’s holdings in this group eked out a positive return despite declines ranging from –10% to –21% for Cardinal Health, Eli Lilly, Pfizer, and AstraZeneca.

The fund’s fixed income portfolio, which is made up of investment-grade corporate and government bonds, returned 4.2% for the year, nearly matching the 4.3% result for its benchmark, the Lehman Credit A or Better Index. More details about the fund’s positioning and performance during the fiscal year are in the Report from the Advisor, which begins on page 6.

INVESTORS REAP REWARD OF LONG-TERM STRATEGY

Vanguard celebrated the 75th anniversary of the Wellington Fund in July 2004. The fund’s balanced strategy—it maintains an allocation of roughly 65% stocks and 35% bonds over time—has served investors well. As the table below shows, a hypothetical initial investment of $10,000 made in the fund ten years ago would have grown to $31,758 by November 30, a substantially greater sum than the $22,711 result of the same investment in the average peer fund or the $28,396 result for the unmanaged Wellington Composite Index.

The fund has cleared even higher hurdles. When compared against an all-stock index, such as the S&P 500 or the Dow Jones Wilshire 5000, Wellington Fund still comes out slightly ahead over the past ten years. (The S&P 500 has returned an average of 11.9% a year, and the Dow Jones Wilshire 5000 11.7%.) This is an affirmation of both the importance of a balanced investment approach and the skill with which Wellington Management has managed the fund.

Another key contributor to your fund’s long-term success is its significant cost advantage over similar mutual funds. The impact of this expense differential compounds over long time periods. (For a comparison of the cost of your fund with the average cost of its competitors, see page 17.)

Total Returns		Ten Years Ended November 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Wellington Fund

Investor Shares	12.2%	$31,758

Wellington Composite

Index	11.0	28,396

Average Balanced Fund	8.5	22,711

THE WELLINGTON FUND PROVIDES A MODEL FOR INVESTORS

As the nation’s oldest balanced mutual fund, the Wellington Fund has encountered virtually every type of market environment one could imagine. It has navigated through each by exemplifying the best of what Vanguard seeks in its actively managed funds:

•  A disciplined approach to selecting stocks and bonds.

•  A clear objective that doesn’t shift with market trends.

•  Experienced managers who have been tested by a variety of market conditions.

•  A close eye on costs.

Wellington provides a reasonably well diversified portfolio in a single fund, but it does not encompass all parts of the stock and bond markets. An investor seeking more complete exposure might look to funds focusing on growth stocks, small-cap stocks, and international stocks, as well as on other types of bonds. But for investors who are starting to build a portfolio—and, indeed, for experienced investors as well—Vanguard Wellington Fund is an excellent choice for a core holding.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 9, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Wellington Fund

Investor Shares	$27.69	$30.54	$0.815	$0.000

Admiral Shares	47.84	52.76	1.472	0.000

REPORT FROM THE ADVISOR

The Investor Shares of Vanguard Wellington Fund returned 13.4% during the 12-month period ended November 30, 2004, exceeding both the 8.8% return of the average balanced fund and the 9.9% result of the unmanaged composite index, weighted 65% in large-cap stocks and 35% in high-quality corporate bonds. (Please note that in the following commentary, the industry classification system used by the advisor differs from the classification system used elsewhere in this report. As a result, the classifications used below—industrials, for example—do not correspond with the classifications used in the Fund Profile, the Statement of Net Assets, or other sections that refer to industry groups.)

THE INVESTMENT ENVIRONMENT

The U.S. equity market posted strong absolute returns during the first three months of the fund’s fiscal year, but made little progress in the months that followed. Investors’ concerns relating to escalating energy prices, growing competition from emerging economies, the conflict in Iraq, and political uncertainties in the United States kept the market in a narrow trading range for most of the period. November’s definitive conclusion to the U.S. presidential race helped to renew investor optimism on the possibility that additional tax changes relating to dividends and capital gains will provide further support to equities, and the market rallied.

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund’s equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

Although the uncertainty surrounding the election is behind us, some of the challenges of 2004 remain. On the geopolitical front, the conflict in Iraq continues, with the threat of terrorist activity increasing due to the upcoming free elections. From an economic perspective, signs of global inflation are emerging. Despite a recent period of softness, unusually high prices of crude oil and natural gas continue to have a worldwide impact. And both China and India are becoming ever-stronger players, continuing to assert themselves in the manufacturing and service sectors and taking market share from U.S. and European competitors. China and India’s powerful combined demand for basic commodities has also helped drive natural resources prices higher.

Despite these challenges, the U.S. economy has continued to show good overall growth. This has been especially evident in the statistics for job growth and manufacturing output, which benefited from a weak U.S. dollar. Indeed, the dollar slipped nearly 10% relative to the euro in the period. For now, investors are viewing a weak dollar as positive for the country’s economy, as it helps to improve our competitiveness. However, a likely policy reaction to the weakened dollar is higher interest rates, which will certainly have a moderating effect on economic activity and will have implications for the costs of refinancing U.S. debt.

The period was marked by a rising federal funds rate, but there was a decline in the yields of longer-dated Treasury issues, which was particularly surprising given the substantial upward move in the price of crude oil. The link between rising crude oil prices and accelerating inflation has long been a firm relationship. The counterintuitive result was a much flatter yield curve and a continuation of the generally low-interest-rate environment. Corporate bonds and mortgage-backed securities performed well as both credit risk and refinancing risk became less significant to investors interested in a yield premium over the Treasury yield curve. These tight spreads continue to suggest a strong appetite for risk among investors. We continue to believe that interest rates across the maturity spectrum will climb as the economy remains in good shape and inflation ticks up.

OUR SUCCESSES

Our strong equity performance during the fiscal period was driven largely by the fund’s underweighted allocation (relative to the S&P 500) and strong stock selection in the information technology sector, as well as its overweighted position in the energy sector. In terms of individual contributors, Canadian National Railway benefited from strong demand and higher transportation rates. Parker Hannifin received stronger orders across its industrial product line, leading to excellent earnings. TXU, the Texas-based utility company, rose sharply as cost reductions implemented by new management helped lead to dramatic increases in dividends and earnings. EnCana, a Canadian oil and gas producer, climbed significantly during the most recent quarter, as its reserves have become increasingly valuable with rising energy prices.

OUR SHORTFALLS

Stock selection in the consumer discretionary and materials sectors was the primary detractor during the period. In terms of individual holdings, Cardinal Health, a large drug distributor, suffered through restatements and disappointing earnings. We reduced our exposure to the stock. AstraZeneca underperformed after an FDA staff member expressed concern about the risk of side effects from its cholesterol-fighting drug, Crestor. Despite recent concerns, we remain confident in Crestor’s viability and positive about the company’s drug pipeline. Shares of Coca-Cola Enterprises, Coca-Cola’s largest bottler, fell after announcing weak sales in the early summer. Colgate-Palmolive reported disappointing results, as a revitalized Procter & Gamble took market share. The stock remains attractive, as we believe that Colgate will grow rapidly outside of the United States.

THE FUND’S POSITIONING

During the 12-month period, we kept the equity ratio fairly constant near 65%, or the midpoint of our 60%–70% equity range. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks where business fundamentals are poised to improve. As always, an above-average dividend yield is central to our stock-selection process. We are maintaining the fund’s exposure to the strong economic forces outlined above, such as continued commodity inflation and global economic growth. Many companies in the fund are passing on higher commodity and transportation costs to consumers. We are well positioned in companies such as CSX, International Paper, and Avery Dennison, as all three names are showing increasing power to raise prices. With large weightings in the energy, materials, and industrials sectors, the fund remains positioned to benefit from a growing global economy. That said, we are careful to constantly assess valuation, and as a result, we are beginning to slowly take profits in these sectors. Gradually, we will look for other attractive stocks that are emerging from several underperforming growth sectors.

Edward P. Bousa, VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

DECEMBER 15, 2004

FUND PROFILE
As of 11/30/2004	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 11 and 12.

WELLINGTON FUND
Total Fund Characteristics
Yield
Investor Shares	2.5%
Admiral Shares	2.7%
Turnover Rate	24%
Expense Ratio
Investor Shares	0.31%
Admiral Shares	0.17%
Short-Term Reserves	1%

Total Fund Volatility Measures
	Fund	Composite Index*	Fund	Broad Index**
R-Squared	0.92	1.00	0.86	1.00

Beta	0.96	1.00	0.59	1.00

Sector Diversification (% of equity portfolio)

	Fund	Comparative Index†	Broad Index**
Auto & Transportation	7%	3%	3%

Consumer Discretionary	8	14	16

Consumer Staples	5	7	6

Financial Services	18	22	23

Health Care	9	12	12

Integrated Oils	9	5	4

Other Energy	4	2	3

Materials & Processing	11	4	4

Producer Durables	6	4	5

Technology	8	15	14

Utilities	12	7	6

Other	2	5	4

Short-Term Reserves	1%	—	—

  *Wellington Composite Index, weighted 65% S&P 500 Index and 35% . Lehman Credit A or Better Index.
**Dow Jones Wilshire 5000 Index.
  †S&P 500 Index.

Ten Largest Stocks (% of equity portfolio)
Citigroup, Inc.	2.9%
(banking)

Bank of America Corp.	2.3
(banking)

International Business Machines Corp.	2.2
(computer hardware)

EnCana Corp.	2.2
(energy)

Verizon Communications Inc.	2.1
(telecommunications)

Abbott Laboratories	2.0
(pharmaceuticals)

Total SA	1.8
(energy and utilities)

Exelon Corp.	1.8
(electric utilities)

Altria Group, Inc.	1.7
(conglomerate)

E.I. du Pont de Nemours & Co.	1.6
(chemicals)

Top Ten	20.6%

Top Ten as % of Total Net Assets	13.5%

“Ten Largest Stocks” excludes any equity index products.

Fund Asset Allocation

FUND PROFILE (CONTINUED)

Equity Characteristics

	Fund	Comparative Index*	Broad Index**
Number of Stocks	109	500	4,996
Median Market Cap	$38.7B	$50.7B	$27.1B
Price/Earnings Ratio	17.3x	19.1x	21.9x
Price/Book Ratio	2.6x	2.9x	2.8x
Dividend Yield	2.2%	1.7%	1.6%
Return on Equity	19.0%	20.2%	15.7%
Earnings Growth Rate	8.4%	9.4%	7.4%
Foreign Holdings	10.5%	0.0%	1.0%

Fixed Income Characteristics

	Fund	Comparative Index†	Broad Index††
Number of Bonds	279	1,587	5,794
Yield to Maturity	4.5%‡	4.4	4.5
Average Coupon	5.6	5.5	5.4
Average Effective Maturity	8.5 years	8.1 years	7.2 years
Average Quality‡‡	Aa2	Aa3	Aa1
Average Duration	5.5 years	5.3 years	4.4 years

Sector Diversification § (% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3%
Finance	24
Foreign	4
Government Mortgage-Backed	8
Industrial	33
Treasury/Agency	18
Utilities	7
Other	3

Total	100%

  *S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
  †Lehman Credit A or Better Index.
††Lehman Aggregate Bond Index.
  ‡Before expenses.
‡‡Moody’s Investors Service.
  §The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises;
   such issues are not backed by the full faith and credit of the U.S. government.

Equity Investment Focus

Equity Investment Focus

Distribution by Credit Quality ‡‡ (% of fixed income portfolio)

Aaa	38%
Aa	17
A	36
Baa	8
Ba	0
B	0
Not Rated	1

Total	100%

         Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
As of 11/30/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WELLINGTON FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellington Fund Investor Shares	13.44%	7.13%	12.25%	$31,758
Dow Jones Wilshire 5000 Index	13.56	-0.68	11.67	30,145
S&P 500 Index	12.86	-1.83	11.86	30,678
Wellington Composite Index*	9.88	1.89	11.00	28,396
Average Balanced Fund**	8.84	2.15	8.55	22,711

	One Year	Since Inception†	Final Value of a $250,000 Investment
Wellington Fund Admiral Shares	13.57%	6.00%	$307,386
Dow Jones Wilshire 5000 Index	13.56	1.72	265,571
S&P 500 Index	12.86	-0.09	249,186
Wellington Composite Index*	9.88	3.13	278,925

Fiscal-Year Total Returns (%) November 30, 1994-November 30, 2004
	Wellington Fund Investor Shares			Composite Index*		Wellington Fund Investor Shares			Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	27.3%	5.4%	32.7%	33.0%	2000	2.6%	4.3%	6.9%	-0.1%
1996	16.7	4.6	21.3	19.8	2001	3.8	3.8	7.6	-3.4
1997	14.2	4.4	18.6	21.6	2002	-7.4	3.1	-4.3	-8.1
1998	9.6	4.2	13.8	20.1	2003	9.6	3.3	12.9	12.7
1999	-0.5	4.1	3.6	11.0	2004	10.3	3.1	13.4	9.9

*Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Derived from data provided by Lipper Inc.
†May 14, 2001.
Note: See Financial Highlights tables on pages 29 and 30 for dividend and capital gains information.

PERFORMANCE SUMMARY (CONTINUED)

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Wellington Fund
Investor Shares	7/1/1929	14.22%	6.69%	7.49%	3.98%	11.47%
Admiral Shares	5/14/2001	14.36	5.15*	—	—	—

*Return since inception.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended November 30, 2004
	One Year	Five Years	Ten Years
Wellington Fund Investor Shares
Returns Before Taxes	13.44%	7.13%	12.25%
Returns After Taxes on Distributions	12.64	5.27	9.92
Returns After Taxes on Distributions and Sale of Fund Shares	8.99	5.12	9.47

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended November 30, 2004

Wellington Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,077.25	$1.56
Admiral Shares	1,000.00	1,077.85	0.88

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.50	$1.52
Admiral Shares	1,000.00	1,024.15	0.86

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Balanced Fund
Wellington Fund	0.31%	0.17%	1.35%*

*Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003

Note that the expenses shown in the table on page 16 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Wellington Fund	Shares	Market Value^ (000)
COMMON STOCKS (65.2%)

Auto & Transportation (4.3%)
Union Pacific Corp.	5,000,000	$ 317,200
Canadian National Railway Co.	5,223,600	302,812
CSX Corp.	6,755,800	257,599
Norfolk Southern Corp.	4,839,200	166,130
FedEx Corp.	1,136,300	107,983
Canadian Pacific Railway Ltd.	2,755,700	90,222
General Motors Corp.	2,308,300	89,077
Genuine Parts Co.	1,940,000	84,215

		1,415,238

Consumer Discretionary (5.0%)
McDonald's Corp.	9,062,300	278,575
Waste Management, Inc.	8,833,500	263,327
Kimberly-Clark Corp.	3,600,900	229,053
* Time Warner, Inc.	12,690,200	224,743
Gannett Co., Inc.	1,953,600	161,152
* Accenture Ltd.	6,051,900	156,986
Dollar General Corp.	6,270,400	123,840
Gillette Co.	2,120,500	92,221
Target Corp.	1,612,700	82,602
Yum! Brands, Inc.	751,023	34,096
Whirlpool Corp.	40,600	2,621

		1,649,216

Consumer Staples (3.3%)
Altria Group, Inc.	6,362,400	365,774
The Coca-Cola Co.	5,658,300	222,428
Colgate-Palmolive Co.	3,805,300	175,006
General Mills, Inc.	2,775,900	126,276
Coca-Cola Enterprises, Inc.	5,072,700	105,512
Sara Lee Corp.	3,294,600	77,357

		1,072,353

Financial Services (11.7%)
Citigroup, Inc.	14,022,200	627,493
Bank of America Corp.	10,469,400	484,419
ACE Ltd.	7,270,200	293,861
Freddie Mac	3,605,500	246,111
The Hartford Financial
Services Group Inc.	3,750,300	240,019
MBIA, Inc.	3,825,900	229,401

	Shares	Market Value^ (000)
UBS AG	2,776,500	$ 224,896
American International
Group, Inc.	3,438,800	217,848
JPMorgan Chase & Co.	5,685,076	214,043
Merrill Lynch & Co., Inc.	3,418,000	190,417
MBNA Corp.	6,085,700	161,636
Ambac Financial Group, Inc.	1,626,900	132,316
KeyCorp	3,489,100	116,152
Westpac Banking
Corp. Ltd. ADR	1,408,500	100,750
Morgan Stanley	1,794,500	91,071
Archstone-Smith Trust REIT	2,286,900	83,472
U.S. Bancorp	2,476,000	73,364
Marsh & McLennan Cos., Inc.	2,326,600	66,517
State Street Corp.	951,000	42,377

		3,836,163

Health Care (6.2%)
Abbott Laboratories	10,362,000	434,790
Eli Lilly & Co.	4,478,500	238,838
Schering-Plough Corp.	12,920,000	230,622
Wyeth	5,560,200	221,685
AstraZeneca Group PLC ADR	4,672,900	184,066
Pfizer Inc.	6,518,000	181,005
Baxter International, Inc.	5,717,800	180,968
Novartis AG ADR	2,820,800	135,539
Cardinal Health, Inc.	1,638,100	85,640
Becton, Dickinson & Co.	1,490,300	81,639
Sanofi-Synthelabo SA ADR	1,460,503	55,149

		2,029,941

Integrated Oils (6.3%)
Total SA ADR	3,570,000	391,272
ChevronTexaco Corp.	6,293,000	343,598
Royal Dutch Petroleum Co. ADR	5,970,410	341,866
BP PLC ADR	5,549,000	340,431
ExxonMobil Corp.	6,393,700	327,677
Petrol Brasil ADR	4,447,300	169,709
ConocoPhillips Co.	1,619,900	147,395

		2,061,948

Other Energy (2.7%)
EnCana Corp.	8,111,680	462,609
Schlumberger Ltd.	2,694,400	176,833
Burlington Resources, Inc.	3,309,100	153,575
Anadarko Petroleum Corp.	1,358,000	94,517

		887,534

Materials & Processing (7.3%)
E.I. du Pont de Nemours & Co.	7,783,000	352,726
Weyerhaeuser Co.	5,308,300	350,348
International Paper Co.	7,205,600	299,176
Alcoa Inc.	7,461,800	253,552
Rio Tinto PLC ADR	2,070,000	243,411
Rohm & Haas Co.	4,408,000	194,349
Syngenta AG ADR	7,548,700	160,410
Avery Dennison Corp.	2,582,200	151,472
Air Products & Chemicals, Inc.	2,584,300	147,951
PPG Industries, Inc.	2,006,000	135,345
Dow Chemical Co.	1,262,900	63,739
Temple-Inland Inc.	861,700	51,349

		2,403,828

Producer Durables (3.8%)
Parker Hannifin Corp.	3,844,000	287,531
Caterpillar, Inc.	2,734,100	250,307
Pitney Bowes, Inc.	4,673,000	204,537
United Technologies Corp.	1,872,100	182,680
Emerson Electric Co.	2,477,500	165,547
Pall Corp.	3,224,000	87,338
Nokia Corp. ADR	5,334,700	86,262

		1,264,202

Technology (5.4%)
International Business
Machines Corp.	5,020,400	473,122
Microsoft Corp.	12,466,200	334,219
General Dynamics Corp.	3,015,900	326,803
Motorola, Inc.	11,575,600	222,946
Texas Instruments, Inc.	8,218,300	198,718
* EMC Corp.	10,313,800	138,411
* Corning, Inc.	4,419,500	55,597
Analog Devices, Inc.	803,300	29,682

		1,779,498

Utilities (8.0%)
Verizon Communications Inc.	10,824,800	446,306
Exelon Corp.	9,144,000	381,396
SBC Communications Inc.	9,590,800	241,400
TXU Corp.	3,730,200	234,331
* Comcast Corp. Class A	7,477,600	224,627
FPL Group, Inc.	3,181,000	223,720
* Deutsche Telekom AG ADR	7,399,100	157,009
Pinnacle West Capital Corp.	3,508,300	155,067
Cinergy Corp.	3,458,600	143,151
Progress Energy, Inc.	3,000,000	131,730
BellSouth Corp.	4,498,100	120,639
Sprint Corp.	4,530,700	103,345
ALLTEL Corp.	1,139,800	64,615
* Comcast Corp. Special Class A	290,900	8,625

		2,635,961

Other (1.2%)
General Electric Co.	6,520,500	230,565
Honeywell International Inc.	4,620,600	163,246

		393,811

TOTAL COMMON STOCKS
(Cost $15,637,853)		21,429,693

Wellington Fund	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.3%)

U.S. Government Securities (5.5%)
U.S. Treasury Bond
6.25%, 8/15/2023	$ 200,000	$ 229,782
U.S. Treasury Note
2.75%, 7/31/2006	1,600,000	1,595,744

		1,825,526

Agency Bonds and Notes (0.2%)
Private Export Funding Corp.
(U.S. Government Guaranteed)
5.75%, 1/15/2008	40,385	42,966
3.375%, 2/15/2009	33,300	32,667

		75,633

Mortgage-Backed Securities (2.6%)
Federal National Mortgage Assn.**
(3) 4.51%, 5/1/2013	20,682	20,455
(3) 4.889%, 1/1/2014	39,575	39,990
(3) 5.016%, 2/1/2013	19,527	19,944
Government National Mortgage Assn
(3) 5.50%, 1/15/2029-9/15/2034	576,668	586,669
(3) 6.00%, 3/15/2028-1/15/2033	85,523	88,626
(3) 6.50%, 1/15/2031-1/15/2032	41,434	43,699
(3) 7.00%, 4/15/2023	40,738	43,504
(3) 8.00%, 6/15/2017	55	61

		842,948

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $2,747,862)		2,744,107

CORPORATE BONDS (22.4%)

Asset-Backed/Commercial
Mortgage-Backed Securities (1.1%)
Asset Securitization Corp.
(3) 7.49%, 4/14/2029	19,228	20,693
Bank One Issuance Trust
(3) 3.86%, 10/15/2008	40,000	40,073
(3) 3.45%, 10/17/2011	40,000	39,286
Bear Stearns Commercial
Mortgage Securities, Inc.
(3) 5.61%, 11/15/2033	17,250	18,202
(3) 4.74%, 3/13/2040	25,000	24,785
California Infrastructure & Econ
Dev. Bank Special Purpose Trust
(3) 6.42%, 12/26/2007	16,110	17,238
(3) 6.31%, 9/25/2008	7,453	7,681
Chase Commercial Mortgage
Securities Corp.
(3) 6.39%, 11/18/2030	26,340	28,336
DLJ Mortgage Acceptance Corp.
(4)(3)6.82%, 9/15/2007	20,326	21,551
(4)(3)7.60%, 5/15/2030	16,776	17,878
Greenwich Capital Commercial
Funding Corp.
(3) 4.915%, 7/7/2013	47,700	47,681
LB-UBS Commercial
Mortgage Trust
(3) 6.462%, 3/15/2031	18,325	20,147
Morgan Stanley
Dean Witter Capital I
(3) 4.74%, 11/13/2036	26,000	25,926
Nomura Asset Securities Corp.
(3) 6.69%, 8/16/2011	13,000	14,482
(3) 6.59%, 3/15/2030	10,000	10,790

		354,749

Finance (7.9%)
Banking (3.2%)
Abbey National PLC
6.69%, 10/17/2005	25,000	25,757
BB&T Corp.
7.25%, 6/15/2007	36,900	40,127
5.25%, 11/1/2019	8,000	7,762
Bank One Corp.
7.875%, 8/1/2010	15,000	17,489
Bank of America Corp.
7.80%, 2/15/2010	30,000	34,864
4.875%, 1/15/2013	20,000	20,106
Bank of Montreal
7.80%, 4/1/2007	21,000	22,866
BankAmerica Corp.
5.875%, 2/15/2009	25,000	26,727
BankBoston Corp.
6.625%, 12/1/2005	27,000	27,981
Banque Nationale de Paris-NY
7.20%, 1/15/2007	40,000	42,998
Citicorp
6.75%, 8/15/2005	25,000	25,664
6.375%, 11/15/2008	15,000	16,417
Citigroup, Inc.
6.625%, 6/15/2032	45,000	49,370
Golden West Financial Corp.
4.75%, 10/1/2012	10,000	9,996
HBOS PLC
(4) 6.00%, 11/1/2033	20,000	20,368
Huntington National Bank
4.90%, 1/15/2014	16,375	16,285
International Bank for
Reconstruction & Development
6.125%, 12/19/2007	20,000	21,488
5.75%, 2/6/2008	20,000	21,309
J.P. Morgan Chase & Co.
4.50%, 11/15/2010	25,000	24,989
6.75%, 2/1/2011	5,115	5,715

	Face Amount (000)	Market Value^ (000)
Mellon Funding Corp.
5.00%, 12/1/2014	$ 30,000	$ 30,035
NBD Bancorp, Inc.
7.125%, 5/15/2007	35,000	38,144
National City Bank Columbus
7.25%, 7/15/2010	25,000	28,311
National City Bank Pennsylvania
7.25%, 10/21/2011	20,000	23,153
Northern Trust Co.
4.60%, 2/1/2013	5,925	5,828
Paribas NY
6.95%, 7/22/2013	40,000	45,973
Royal Bank of Scotland Group PLC
6.375%, 2/1/2011	40,775	44,904
4.70%, 7/3/2018	10,000	9,364
Scotland International Finance
(4) 8.85%, 11/1/2006	28,000	30,748
Societe Generale-NY
7.40%, 6/1/2006	40,000	42,376
SunTrust Banks, Inc.
7.25%, 9/15/2006	54,000	57,619
US Bank NA Minnesota
5.625%, 11/30/2005	50,000	51,174
Wachovia Corp.
5.625%, 12/15/2008	55,000	58,089
Washington Mutual, Inc.
7.50%, 8/15/2006	40,000	42,708
Wells Fargo & Co.
6.45%, 2/1/2011	5,000	5,512
6.375%, 8/1/2011	15,000	16,552
5.125%, 9/1/2012	10,000	10,263
World Savings Bank, FSB
4.50%, 6/15/2009	14,845	15,071

Brokerage (0.3%)
Credit Suisse First Boston USA, Inc.
5.875%, 8/1/2006	40,000	41,674
Dean Witter, Discover & Co.
6.75%, 10/15/2013	25,775	28,747
7.07%, 2/10/2014	17,500	19,763

Finance Companies (1.4%)
American Express Co.
4.75%, 6/17/2009	10,000	10,276
American Express Credit Corp.
3.00%, 5/16/2008	30,000	29,226
American General Finance Corp.
7.45%, 1/15/2005	55,000	55,323
Countrywide Home Loan
5.50%, 8/1/2006	30,000	30,997
FGIC Corp.
(4) 6.00%, 1/15/2034	14,635	14,681
General Electric Capital Corp.
8.125%, 5/15/2012	30,000	36,029
5.45%, 1/15/2013	40,000	41,715
Heller Financial, Inc.
8.00%, 6/15/2005	40,000	41,116
Household Finance Corp.
6.375%, 10/15/2011	75,000	82,272
Norwest Financial, Inc.
6.25%, 12/15/2007	35,000	38,201
SLM Corp.
5.375%, 1/15/2013	30,000	30,752
Transamerica Financial Corp.
6.40%, 9/15/2008	29,265	31,442
Wells Fargo Financial
5.50%, 8/1/2012	20,000	20,972

Insurance (2.8%)
ACE Capital Trust II
9.70%, 4/1/2030	20,000	25,400
Allstate Corp.
7.20%, 12/1/2009	40,000	45,071
Ambac, Inc.
7.50%, 5/1/2023	25,000	28,339
American International Group, Inc.
(4) 6.30%, 5/10/2011	60,000	65,398
Cincinnati Financial Corp.
6.90%, 5/15/2028	40,500	44,050
Farmers Exchange Capital
(4) 7.05%, 7/15/2028	25,000	24,980
Florida Windstorm Underwriters
(4) 7.125%, 2/25/2019	55,000	63,292
Frank Russell Co.
(4) 5.625%, 1/15/2009	30,000	31,589
General Re Corp.
9.00%, 9/12/2009	32,000	38,628
Hartford Financial
Services Group, Inc.
7.90%, 6/15/2010	35,000	40,258
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027	39,480	47,369
John Hancock Financial Services
5.625%, 12/1/2008	16,080	16,952
Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026	31,210	33,485
Marsh & McLennan Cos., Inc.
6.25%, 3/15/2012	50,000	50,856
MassMutual Global Funding II
(4) 3.50%, 3/15/2010	50,000	48,134
Mercury General Corp.
7.25%, 8/15/2011	20,000	22,349
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015	51,000	60,226

Wellington Fund	Face Amount (000)	Market Value^ (000)
Pacific Life Global Funding
(4) 3.75%, 1/15/2009	$ 31,910	$ 31,456
Protective Life Secured Trust
3.70%, 11/24/2008	35,000	34,493
Prudential Financial, Inc.
4.75%, 4/1/2014	20,000	19,276
Prudential Insurance Co.
(4) 7.65%, 7/1/2007	20,000	21,907
St. Paul Cos., Inc.
5.75%, 3/15/2007	20,000	20,874
Torchmark Corp.
7.875%, 5/15/2023	45,000	54,814
XL Capital Ltd.
6.50%, 1/15/2012	50,000	54,085

Real Estate Investment (0.1%)
Spieker Properties Corp. LP
7.65%, 12/15/2010	25,000	28,767

Financial Other (0.1%)
Berkshire Hathaway Finance Corp.
4.625%, 10/15/2013	50,000	49,248

		2,588,584

Industrial (11.0%)
Basic Industry (1.0%)
Alcan, Inc.
4.50%, 5/15/2013	20,000	19,431
7.25%, 3/15/2031	21,273	24,966
6.125%, 12/15/2033	8,029	8,237
Alcoa, Inc.
7.375%, 8/1/2010	40,000	45,951
BHP Billington Finance BV
4.80%, 4/15/2013	15,000	14,984
BHP Finance USA Ltd.
7.25%, 3/1/2016	15,000	17,669
Dow Chemical Co.
7.375%, 11/1/2029	20,000	23,483
E.I. du Pont de Nemours & Co.
4.75%, 11/15/2012	17,560	17,716
PPG Industries, Inc.
6.875%, 2/15/2012	13,600	15,119
Rohm & Haas Co.
9.80%, 4/15/2020	11,625	15,048
7.85%, 7/15/2029	20,000	25,316
US Trade Funding Corp.
(4) 4.26%, 11/15/2014	25,631	25,207
Weyerhaeuser Co.
6.00%, 8/1/2006	30,000	31,252
7.375%, 3/15/2032	25,000	28,852
Capital Goods (1.1%)
Boeing Capital Corp.
6.50%, 2/15/2012	30,000	33,254
Caterpillar Financial Services Corp.
3.625%, 11/15/2007	15,000	14,976
2.70%, 7/15/2008	25,000	24,002
Caterpillar, Inc.
7.30%, 5/1/2031	10,000	12,223
Deere & Co.
7.125%, 3/3/2031	25,000	30,104
Emerson Electric Co.
6.30%, 11/1/2005	13,875	14,286
General Dynamics Corp.
4.25%, 5/15/2013	40,000	38,634
Honeywell International, Inc.
7.50%, 3/1/2010	41,000	47,189
John Deere Capital Corp.
5.10%, 1/15/2013	40,000	40,810
Masco Corp.
6.75%, 3/15/2006	40,000	41,758
Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/2028	30,000	32,886
Rockwell International Corp.
7.875%, 2/15/2005	17,000	17,174
The Boeing Co.
8.75%, 9/15/2031	9,800	13,357
8.625%, 11/15/2031	9,460	12,747

Communication (0.9%)
Alltel Corp.
7.00%, 7/1/2012	20,000	22,746
BellSouth Corp.
6.00%, 10/15/2011	25,000	26,940
BellSouth Telecommunications
5.875%, 1/15/2009	15,000	15,912
Chesapeake & Potomac
Telephone Co. (MD)
7.15%, 5/1/2023	10,000	10,899
Cox Communications, Inc.
7.75%, 8/15/2006	30,000	31,981
Gannett Co., Inc.
5.50%, 4/1/2007	19,250	20,092
Illinois Bell Telephone Co.
6.625%, 2/1/2025	27,725	27,717
SBC Communications, Inc.
6.15%, 9/15/2034	10,000	9,911
Southwestern Bell Telephone Co.
7.60%, 4/26/2007	7,000	7,605

	Face Amount (000)	Market Value^ (000)
Telecomunicaciones
de Puerto Rico
6.65%, 5/15/2006	$ 13,000	$ 13,515
Telefonica Europe BV
7.75%, 9/15/2010	40,000	46,932
Verizon Global Funding Corp.
7.75%, 12/1/2030	17,000	20,364
Vodafone Group PLC
5.375%, 1/30/2015	40,000	40,813

Consumer Cyclical (2.1%)
CVS Corp.
4.00%, 9/15/2009	30,000	29,688
4.875%, 9/15/2014	35,000	34,410
DaimlerChrysler North America
Holding Corp.
7.40%, 1/20/2005	30,000	30,189
General Motors Acceptance Corp.
6.00%, 4/1/2011	27,370	26,798
Harley Davidson Inc.
(4) 3.625%, 12/15/2008	45,000	44,495
Johnson Controls, Inc.
7.125%, 7/15/2017	36,300	41,524
Kohl's Corp.
6.00%, 1/15/2033	55,000	56,385
Lowe's Cos., Inc.
8.25%, 6/1/2010	12,870	15,239
6.50%, 3/15/2029	39,900	44,141
Target Corp.
7.50%, 2/15/2005	45,000	45,438
5.875%, 3/1/2012	20,000	21,546
6.35%, 11/1/2032	10,000	10,878
The Walt Disney Co.
7.30%, 2/8/2005	30,000	30,246
6.375%, 3/1/2012	20,000	21,949
Time Warner, Inc.
7.57%, 2/1/2024	20,000	22,980
6.95%, 1/15/2028	20,000	21,630
Toyota Motor Credit Corp.
5.50%, 12/15/2008	50,000	52,961
Viacom International Inc.
7.70%, 7/30/2010	40,000	46,117
Wal-Mart Stores, Inc.
6.875%, 8/10/2009	12,000	13,434
4.55%, 5/1/2013	40,000	39,759
Wendy's International, Inc.
6.35%, 12/15/2005	25,500	26,365

Consumer Noncyclical (3.9%)
Abbott Laboratories
4.35%, 3/15/2014	45,000	43,610
Anheuser-Busch Cos., Inc.
5.00%, 3/1/2019	15,000	14,633
7.00%, 12/1/2025	30,000	31,470
6.50%, 1/1/2028	19,550	21,552
6.80%, 8/20/2032	20,000	23,305
Archer-Daniels-Midland Co.
7.00%, 2/1/2031	34,130	39,572
5.935%, 10/1/2032	25,000	25,578
Avon Products, Inc.
4.20%, 7/15/2018	30,000	26,948
Becton, Dickinson & Co.
4.55%, 4/15/2013	8,000	7,828
8.70%, 1/15/2025	20,000	20,542
Bristol-Myers Squibb Co.
5.75%, 10/1/2011	51,000	53,925
CPC International, Inc.
6.15%, 1/15/2006	6,790	7,016
Cardinal Health, Inc.
6.75%, 2/15/2011	30,000	32,662
Clorox Co.
(4) 4.20%, 1/15/2010	35,770	35,739
Coca-Cola Enterprises Inc.
5.25%, 5/15/2007	13,000	13,513
6.125%, 8/15/2011	30,000	32,727
Coca-Cola HBC Finance
5.50%, 9/17/2015	17,440	17,917
Colgate-Palmolive Co.
7.60%, 5/19/2025	13,920	17,117
Conagra, Inc.
6.75%, 9/15/2011	30,000	33,506
Diageo Capital PLC
3.50%, 11/19/2007	40,000	39,773
Eli Lilly & Co.
6.00%, 3/15/2012	45,000	49,018
Fortune Brands Inc.
6.25%, 4/1/2008	40,000	42,997
4.875%, 12/1/2013	35,000	35,025
GlaxoSmithKline Capital Inc.
4.375%, 4/15/2014	35,000	33,517
5.375%, 4/15/2034	45,000	43,069
Kimberly-Clark Corp.
6.375%, 1/1/2028	30,000	32,921
Kraft Foods, Inc.
4.625%, 11/1/2006	50,000	51,057
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009	40,000	42,429
Pfizer, Inc.
2.50%, 3/15/2007	30,000	29,256

Wellington Fund	Face Amount (000)	Market Value^ (000)
Pharmacia Corp.
6.60%, 12/1/2004	$ 12,000	$ 13,460
Procter & Gamble Co. ESOP
9.36%, 1/1/2021	60,945	80,999
Schering-Plough Corp.
5.30%, 12/1/2013	35,000	36,040
SmithKline Beecham
7.375%, 4/15/2005	15,000	15,256
The Coca-Cola Co.
4.00%, 6/1/2005	40,000	40,284
Unilever Capital Corp.
7.125%, 11/1/2010	37,000	42,304
UnitedHealth Group, Inc.
4.125%, 8/15/2009	23,950	23,794
4.875%, 4/1/2013	40,000	39,857
4.75%, 2/10/2014	10,000	9,776
Warner-Lambert Co.
6.00%, 1/15/2008	20,000	21,269
Wyeth
6.95%, 3/15/2011	30,000	33,387
6.50%, 2/1/2034	11,500	11,904
Zeneca Wilmington Inc.
7.00%, 11/15/2023	29,000	33,866

Energy (0.7%)
Amoco Corp.
6.50%, 8/1/2007	25,000	26,781
Anadarko Petroleum Corp.
3.25%, 5/1/2008	30,000	29,393
Apache Finance Canada
7.75%, 12/15/2029	29,910	37,953
ChevronTexaco Capital Co.
3.50%, 9/17/2007	27,190	27,215
Conoco, Inc.
6.35%, 4/15/2009	40,000	43,632
Phillips Petroleum Co.
9.375%, 2/15/2011	20,000	25,095
Suncor Energy, Inc.
7.15%, 2/1/2032	20,279	23,545
5.95%, 12/1/2034	20,700	20,652
Talisman Energy, Inc.
7.125%, 6/1/2007	10,000	10,745

Technology (0.6%)
First Data Corp.
4.70%, 8/1/2013	40,000	39,592
Hewlett-Packard Co.
7.15%, 6/15/2005	50,000	51,160
International Business
Machines Corp.
8.375%, 11/1/2019	25,000	32,322
5.875%, 11/29/2032	15,000	15,436
Pitney Bowes Credit Corp.
8.55%, 9/15/2009	41,890	49,512

Transportation (0.6%)
ERAC USA Finance Co.
(4) 7.35%, 6/15/2008	21,805	24,105
(4) 6.70%, 6/1/2034	18,000	18,869
Federal Express Corp.
6.72%, 1/15/2022	42,663	47,045
Norfolk Southern Corp.
8.375%, 5/15/2005	25,000	25,596
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005	50,000	51,308
Southwest Airlines Co.
7.54%, 6/29/2015	30,772	34,699

Industrial Other (0.1%)
Snap-On Inc.
6.25%, 8/15/2011	34,990	38,173

		3,631,476

Utilities (2.4%)
Electric Utilities (1.9%)
Alabama Power Co.
2.80%, 12/1/2006	23,090	22,833
5.70%, 2/15/2033	15,000	14,758
Carolina Power & Light Co.
5.95%, 3/1/2009	20,000	21,275
Central Illinois Public Service
6.125%, 12/15/2028	54,000	55,433
Consolidated Edison Co.
of New York
6.45%, 12/1/2007	20,000	21,502
3.625%, 8/1/2008	20,000	19,754
Exelon Generation Co. LLC
6.95%, 6/15/2011	45,000	50,464
Florida Power & Light
5.65%, 2/1/2035	40,000	39,334
Kansas City Power & Light
7.125%, 12/15/2005	40,000	41,566
National Rural Utilities
Cooperative Finance Corp.
5.75%, 12/1/2008	50,000	52,638
PacifiCorp
6.625%, 6/1/2007	20,500	21,844
5.90%, 8/15/2034	12,500	12,735
Public Service Electric & Gas
4.00%, 11/1/2008	40,500	40,312
South Carolina Electric & Gas Co.
5.80%, 1/15/2033	9,000	9,104
Southern California Edison Co.
8.00%, 2/15/2007	16,145	17,625

	Face Amount (000)	Market Value^ (000)
Southern Investments UK PLC
6.80%, 12/1/2006	$ 35,000	$ 36,422
Virginia Electric & Power Co.
5.75%, 3/31/2006	25,000	25,784
7.625%, 7/1/2007	16,200	17,731
Wisconsin Electric Power Co.
4.50%, 5/15/2013	21,565	21,025
Wisconsin Power & Light Co.
7.625%, 3/1/2010	20,000	22,983
Wisconsin Public Service
6.08%, 12/1/2028	45,000	47,424

Natural Gas (0.4%)
British Transco Finance
6.625%, 6/1/2018	50,000	53,752
KeySpan Corp.
6.15%, 6/1/2006	30,000	31,223
4.65%, 4/1/2013	9,000	8,838
PanEnergy Corp.
7.00%, 10/15/2006	25,000	26,403
Wisconsin Gas Co.
6.60%, 9/15/2013	13,100	14,413

Utility Other (0.1%)
Washington Gas Light Co.
6.15%, 1/26/2026	43,500	44,317

		791,492

TOTAL CORPORATE BONDS
(Cost $7,081,231)		7,366,301

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.4%)

Bayerische Landesbank-NY
6.375%, 10/15/2005	25,000	25,739
Deutsche Ausgleichbank
7.00%, 6/23/2005	50,000	51,205
Export-Import Bank of Korea
(4) 4.125%, 2/10/2009	27,585	27,360
Inter-American Development Bank
7.375%, 1/15/2010	40,000	46,271
4.375%, 9/20/2012	40,000	39,946
KFW International Finance, Inc.
4.75%, 1/24/2007	15,000	15,457
7.00%, 3/1/2013	10,000	11,567
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	55,000	54,838
Province of British Columbia
4.30%, 5/30/2013	40,000	39,316
Province of Ontario
4.375%, 2/15/2013	40,000	39,295
Quebec Hydro Electric
6.30%, 5/11/2011	40,000	44,096
Republic of South Africa
6.50%, 6/2/2014	21,900	23,783
Westdeutsche Landesbank-NY
6.75%, 6/15/2005	50,000	51,119

TOTAL SOVEREIGN BONDS
(Cost $470,880)		469,992

TAXABLE MUNICIPAL BONDS (0.9%)

Chelan County Washington
Public Utility District
(1) 7.07%, 6/1/2007	10,000	10,795
(1) 7.10%, 6/1/2008	12,000	13,183
Illinois (Taxable Pension) GO
5.10%, 6/1/2033	50,000	47,186
Kansas Dev. Finance Auth. Rev
(Kansas Public Employee Retirement)
5.501%, 5/1/2034	50,000	49,824
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009	7,801	8,721
Oregon School Board Association
Taxable Pension
5.528%, 6/30/2028	50,000	50,233
Southern California Public Power
Auth. Rev
(2) 6.93%, 5/15/2017	30,000	35,673
Stanford University California Rev
6.875%, 2/1/2024	34,745	40,267
7.65%, 6/15/2026	29,000	35,236

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $281,667)		291,118

TEMPORARY CASH INVESTMENTS (3.1%)

Repurchase Agreements (1.4%)
Bank America
2.08%, 12/1/2004	306,500	306,500
(Dated 11/30/2004,
Repurchase Value $306,518,000,
collateralized by Federal National
Mortgage Assn., 5.00%-6.00%,
3/1/2019-8/1/2034)
J.P. Morgan Chase & Co.
2.10%, 12/1/2004	148,600	148,600
(Dated 11/30/2004,
Repurchase Value $148,609,000,
collateralized by Federal National
Mortgage Assn., 4.50%-5.50%,
8/1/2017-11/01/2033,
Federal Home Loan Mortgage Corp.,
5.50%-6.00%, 6/1/2016-11/1/2034)

		455,100

Wellington Fund	Shares	Market Value^ (000)
Money Market Fund (1.7%)
Vanguard Market Liquidity
Fund, 2.01%†—Note G	559,138,260	$ 559,138

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,014,238)		1,014,238

TOTAL INVESTMENTS (101.3%)
(Cost $27,233,731)		33,315,449

OTHER ASSETS AND LIABILITIES (-1.3%)

Other Assets—Note C		313,157
Security Lending Collateral Payable
to Brokers—Note G		(559,138)
Other Liabilities		(174,144)

		(420,125)

NET ASSETS (100%)		$32,895,324

  ^See Note A in Notes to Financial Statements.
  *Non-income producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S.
   Treasury (beyond the issuer’s line-of-credit) would require congressional action.
  †Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  (1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
  (2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
  (3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
  (4)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities was $802,574,000, representing 2.4% of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Amount (000)
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$25,640,405
Undistributed Net Investment Income	190,067
Accumulated Net Realized Gains	983,134
Unrealized Appreciation	6,081,718

NET ASSETS	$32,895,324

Investor Shares—Net Assets
Applicable to 900,563,353 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$27,503,002

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$30.54

Admiral Shares—Net Assets
Applicable to 102,195,509 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$5,392,322

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$52.76

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Wellington Fund Year Ended November 30, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 477,492
Interest	505,973
Security Lending	3,342

Total Income	986,807

Expenses
Investment Advisory Fees—Note B
Basic Fee	10,894
Performance Adjustment	2,802
The Vanguard Group—Note C
Management and Administrative
Investor Shares	62,178
Admiral Shares	5,436
Marketing and Distribution
Investor Shares	3,166
Admiral Shares	587
Custodian Fees	172
Auditing Fees	16
Shareholders' Reports
Investor Shares	549
Admiral Shares	5
Trustees' Fees and Expenses	33

Total Expenses	85,838
Expenses Paid Indirectly—Note D	(2,426)

Net Expenses	83,412

NET INVESTMENT INCOME	903,395

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	1,161,338

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	1,687,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,752,732

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Wellington Fund
	Year Ended November 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 903,395	$ 722,949
Realized Net Gain (Loss)	1,161,338	(99,852)
Change in Unrealized Appreciation (Depreciation)	1,687,999	2,382,197

Net Increase (Decrease) in Net Assets Resulting from Operations	3,752,732	3,005,294

Distributions
Net Investment Income
Investor Shares	(701,399)	(616,943)
Admiral Shares	(134,993)	(98,947)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(836,392)	(715,890)

Capital Share Transactions—Note H
Investor Shares	1,925,830	1,129,921
Admiral Shares	1,067,898	636,806

Net Increase (Decrease) from Capital Share Transactions	2,993,728	1,766,727

Total Increase (Decrease)	5,910,068	4,056,131

Net Assets

Beginning of Period	26,985,256	22,929,125

End of Period	$32,895,324	$26,985,256

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellington Fund Investor Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$27.69	$25.27	$28.41	$28.83	$29.62
Investment Operations
Net Investment Income	.865	.77	.837	.97	1.07
Net Realized and Unrealized Gain (Loss) on Investments	2.800	2.42	(1.986)	1.10	.79

Total from Investment Operations	3.665	3.19	(1.149)	2.07	1.86

Distributions
Dividends from Net Investment Income	(.815)	(.77)	(.870)	(1.01)	(1.15)
Distributions from Realized Capital Gains	—	—	(1.121)	(1.48)	(1.50)
Total Distributions	(.815)	(.77)	(1.991)	(2.49)	(2.65)

Net Asset Value, End of Period	$30.54	$27.69	$25.27	$28.41	$28.83

Total Return	13.44%	12.94%	-4.27%	7.62%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,503	$23,108	$20,007	$21,864	$22,524
Ratio of Total Expenses to Average Net Assets*	0.31%	0.36%	0.36%	0.36%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.99%	3.00%	3.18%	3.42%	3.77%
Portfolio Turnover Rate	24%	28%	25%	33%	33%

*Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and (0.01%)

FINANCIAL HIGHLIGHTS (CONTINUED)

Wellington Fund Admiral Shares

	Year Ended November 30,			May14* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$47.84	$43.66	$49.08	$50.00
Investment Operations
Net Investment Income	1.561	1.383	1.494	.940
Net Realized and Unrealized Gain (Loss) on Investments	4.831	4.183	(3.425)	(1.045)

Total from Investment Operations	6.392	5.566	(1.931)	(.105)

Distributions
Dividends from Net Investment Income	(1.472)	(1.386)	(1.552)	(.815)
Distributions from Realized Capital Gains	—	—	(1.937)	—

Total Distributions	(1.472)	(1.386)	(3.489)	(.815)

Net Asset Value, End of Period	$52.76	$47.84	$43.66	$49.08

Total Return	13.57%	13.09%	-4.15%	-0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,392	$3,878	$2,922	$2,286
Ratio of Total Expenses to Average Net Assets**	0.17%	0.23%	0.26%	0.28%†
Ratio of Net Investment Income to Average Net Assets	3.13%	3.12%	3.30%	3.44%†
Portfolio Turnover Rate	24%	28%	25%	33%

*Inception
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, and 0.01%
†Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard(R)Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended November 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $2,802,000 (0.01%) based on performance.

C.  The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the fund had contributed capital of $4,422,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2004, these arrangements reduced the fund’s management and administrative expenses by $2,398,000 and custodian fees by $28,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $44,142,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $132,817,000 to offset taxable capital gains realized during the year ended November 30, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2004, the fund had $235,175,000 of ordinary income and $975,854,000 of long-term capital gains available for distribution.

At November 30, 2004, net unrealized appreciation of investment securities for tax purposes was $6,081,718,000, consisting of unrealized gains of $6,367,759,000 on securities that had risen in value since their purchase and $286,041,000 in unrealized losses on securities that had fallen in value since their purchase.

F.  During the year ended November 30, 2004, the fund purchased $7,713,441,000 of investment securities and sold $4,852,697,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,341,447,000 and $2,068,283,000, respectively.

G.  The market value of securities on loan to broker/dealers at November 30, 2004, was $545,104,000, for which the fund held cash collateral of $559,138,000.

H.  Capital share transactions for each class of shares were:

	Year Ended November 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares

Issued	$4,165,936	142,737	$3,292,641	127,791

Issued in Lieu of Cash Distributions	664,904	22,997	583,124	23,002

Redeemed	(2,905,010	(99,679	(2,745,844	(108,093

Net Increase (Decrease)—Investor Shares	1,925,830	66,055	1,129,921	42,700

Admiral Shares

Issued	1,456,447	28,851	962,241	21,589

Issued in Lieu of Cash Distributions	121,771	2,437	88,510	2,019

Redeemed	(510,320	(10,146	(413,945	(9,482

Net Increase (Decrease)—Admiral Shares	1,067,898	21,142	636,806	14,126

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED)FOR VANGUARD WINDSOR FUND

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $43,760,000 as capital gain dividends (from net long-term gains) to shareholders during the fiscal year.

The fund distributed $406,676,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 43.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.
A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk , Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q210 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $16,000
Fiscal Year Ended November 30, 2003: $14,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.